Elements® Access

A Variable Annuity
issued by
Protective Life Insurance Company

Supplement dated March 4, 2002
to
Prospectus dated May 1, 2001

Owners. Protective Life will no longer issue Elements Access variable annuity contracts (“Contracts”) to non-natural Owners. Non-natural Owners include, without limitation, corporations, partnerships, limited liability companies, and other business-related entities. Protective Life may, in its sole discretion, continue to issue Contracts to certain trusts and custodial accounts where the Contract will be held for the benefit of an individual.

Purchase Payments. For any single Contract or multiple Contracts with the same Owner, Protective Life will limit aggregate Purchase Payments to a maximum of $1,000,000. Protective Life may accept aggregate Purchase Payments in excess of this amount, provided however that any Purchase Payment above this amount must be approved in writing by Protective Life’s administrative office before it is accepted. Such approval may be granted or withheld at Protective Life’s sole discretion. Protective Life continues to reserve the right not to accept any Purchase Payment.